UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2010

The Hartford Financial Services Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-547-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2010, The Hartford Financial Services Group, Inc. (the "Company") entered into a Repurchase Letter Agreement (the "Repurchase Agreement") with the United States Department of the Treasury (the "Treasury"), pursuant to which the Company repurchased all 3,400,000 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series E (the "Preferred Shares"), for an aggregate repurchase price of $3.4 billion plus a final accrued dividend of $21.7 million. Previously, the Company had issued and sold to the Treasury (i) the Preferred Shares and (ii) a ten-year warrant (the "Warrant") to purchase up to 52,093,973 shares of the Company’s common stock (the "Common Stock"), at an initial exercise price of $9.79 per share, for an aggregate purchase price of $3.4 billion in cash. The Company sold Treasury the Preferred Shares and Warrant pursuant to the terms of a Letter Agreement, dated June 26, 2009, and the Securities Purchase Agreement – Standard Terms attached thereto (collectively, the "Securities Purchase Agreement"), as part of the Treasury’s Troubled Asset Relief Program Capital Purchase Program.

Under the terms of the Repurchase Agreement, the Company must deliver to the Treasury by April 15, 2010 either (i) a notice of intent to repurchase the Warrant or (ii) a substitute warrant in substantially the form of the Warrant, except with the deletion of Section 13(H) of the Warrant. The Company has previously announced that it does not intend to repurchase the Warrant.

A copy of the Repurchase Agreement is included as an Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 7.01 Regulation FD Disclosure.

On March 31, 2010, the Company issued a press release announcing the preferred stock repurchase transaction described above. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

99.1 Repurchase Letter Agreement, dated as of March 31, 2010, between The Hartford Financial Services Group, Inc. and the United States Department of the Treasury.

99.2 Press release of The Hartford Financial Services Group, Inc. dated March 31, 2010.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

March 31, 2010	By:	Ricardo A. Anzaldua

Name: Ricardo A. Anzaldua
Title: Senior Vice President and Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Repurchase Letter Agreement, dated as of March 31, 2010, between The Hartford Financial Services Group, Inc. and the United States Department of the Treasury.
99.2	Press release of The Hartford Financial Services Group, Inc. dated March 31, 2010.